                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - APRIL 25, 2001
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


       DELAWARE                                                 94-3036864
(STATE OF INCORPORATION)                                     (I.R.S. EMPLOYER
                                                            IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR,
  SAN FRANCISCO, CALIFORNIA                                        94111
   (ADDRESS OF PRINCIPAL                                         (ZIP CODE)
    EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795



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                                    FORM 8-K

                               HS RESOURCES, INC.

                                 April 25, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

         In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

                     FINANCIAL OUTLOOK AS OF APRIL 24, 2001

         The following sets forth our current estimates of certain significant operating and financial data for the second, third and fourth quarters of calendar year of 2001, for the full year 2001 and for calendar year 2002. These forecasts are forward looking statements under Federal securities laws. Although we believe that the expectations reflected in these forecasts are reasonable, such expectations are based upon assumptions and anticipated results that are subject to numerous uncertainties. Actual results may vary materially from these forward looking statements due to a variety of factors, including drilling results, oil and gas prices, the effect of variable factors on the net price realized by us under oil and gas swap contracts, changes in our hedge positions, industry conditions, the prices of goods and services, the availability of drilling rigs and other support equipment and services, the availability of capital resources, labor conditions, our objectives, business judgment or strategies, and other factors both within and outside of our control. The forward looking statements herein are qualified in their entirety by the foregoing factors, the factors discussed below, and by the factors set forth in our report on Form 10-K, filed March 2, 2001, and various other filings with the Securities and Exchange Commission.

         The following forecasts reflect our view of continuing operations only. We do not forecast transactions or the effect of transactions and no implication should be drawn from the information released herein as to such matters. We do not assume any obligation to update any information contained herein. Where appropriate for the second, third and fourth quarters and full year of 2001 as well as calendar year 2002, the primary drivers of financial and operating results are given in ranges. Elsewhere, single point values are given. These single point estimates represent approximately the midpoint of our estimates of the specified information. Actual results may differ materially from these estimates.

                             PRODUCTION AND PRICING

         For calendar year 2001, we believe that we can achieve 18% to 24% production growth over full year 2000 volumes on a gas equivalent basis. Our mid-range estimate indicates production growth of 20%. We anticipate that approximately 80% of total production will come from the D-J Basin and substantially all of the remainder will come from the Gulf Coast. For

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

calendar year 2002, we anticipate that we will increase production by 14% to 26% over our mid-range 2001 estimate, with almost 80% of total production coming from the D-J Basin and the balance largely from the Gulf Coast.

NATURAL GAS. We expect our natural gas production to be as follows for the periods indicated below:

     Second quarter 2001       Third quarter 2001         Fourth quarter 2001
     -------------------       ------------------         -------------------
     Low      Mid      High    Low      Mid      High     Low      Mid      High
     ---      ---      ----    ---      ---      ----     ---      ---      ----
Bcf  19.0     19.7     20.4    20.4     20.8     21.8     21.7     22.0     23.2

       Calendar year 2001        Calendar year 2002
     ----------------------    ----------------------
     Low      Mid      High    Low      Mid      High
     ---      ---      ----    ---      ---      ----
Bcf  79.1     80.6     83.6    91.6     96.6     101.3

         For the periods indicated, the most significant factors contributing to the difference between the lower and higher ranges is, in the D-J Basin, the timing related to the online dates of new production as well as in-service dates for new gathering and processing facilities and, in the Gulf Coast region, exploratory success and initial production dates for successful wells. In the event that our 2001 production is in the higher end of our indicated range we would likely expect our 2002 production to be in the higher end or greater than the indicated range for 2002.

         In order to accurately estimate our wellhead gas price, adjustments need to be made as compared to the generally available NYMEX index price. Typically, because of the higher Btu content of our gas, the price needs to be adjusted upward. However, this upward adjustment must be offset by a location differential (for example, when the gas is produced in the D-J Basin of Colorado rather than at the Henry Hub in Louisiana). Overall, our average realized gas price per Mcf on unhedged volumes at the wellhead, prior to deducting transportation and gathering fees related to delivery from the wellhead and the impact of our ownership of the Wattenberg Gathering System, is expected to be approximately $0.00 to $0.05 per MMBtu below the NYMEX Henry Hub Index for the second quarter, $0.15 to $0.20 per MMBtu below the index for the third quarter and $0.35 to $0.40 per MMBtu above the index for the fourth quarter of 2001. Approximately $0.25 per Mcf should be deducted for transportation and gathering fees related to delivery of the gas from wellhead to delivery point. For calendar year 2002, the location differential is estimated to be $0.25 to $0.30 per Mcf above the NYMEX Henry Hub Index. For example, if in 2002 the Henry Hub Index is $4.00 per MMBtu, our realized wellhead price before hedges would be $4.25 to $4.30 per Mcf, less $0.25 per Mcf for transportation and gathering fees from wellhead to delivery point, resulting in a net effective wellhead price of $4.00 to $4.05 per Mcf. Our natural gas hedge position was fully disclosed in our most recent Annual Report on Form 10-K, filed March 2, 2001. We may change our positions in the future.

                               Page 3 of 7 pages

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CRUDE OIL. We expect our oil production to be as follows for the second, third and fourth quarters of 2001, and for calendar years 2001 and 2002:

        Second quarter 2001    Third quarter 2001         Fourth quarter 2001
      ----------------------  ----------------------     ----------------------
      Low      Mid      High  Low      Mid      High     Low      Mid      High
      ---      ---      ----  ---      ---      ----     ---      ---      ----
MBbl  710      735      791   786      809      845      843      893      910

        Calendar year 2001      Calendar year 2002
      ----------------------  ----------------------
      Low      Mid      High  Low      Mid      High
      ---      ---      ----  ---      ---      ----
MMBbl 3.08     3.18     3.29  3.73     3.92     4.12

         Since most of our oil is produced with our gas, the factors discussed above that affect gas production also affect our oil production. In order to accurately estimate our wellhead oil price, adjustments need to be made as compared to the generally available NYMEX index price. Typically, to reflect transportation and energy content per barrel, the price needs to be adjusted downward. As a result, our average realized oil price on unhedged volumes is expected to be approximately $0.80 below the NYMEX WTI Index. Our crude oil hedge position was fully disclosed in our most recent Annual Report on Form 10-K. We may change our positions in the future.

                                 OTHER REVENUES

GATHERING AND TRANSMISSION REVENUES. Gathering and transmission system revenues from third parties should be approximately $3.0 million in the second, third and fourth quarters of 2001, for a full year total of approximately $10.4 million. For calendar year 2002 such revenues should be approximately $13.7 million. Note that those third party revenues reflect approximately 45% of total gathering and transmission revenues. The remaining 55% arise from the revenue stream attributable to HS' own gas production. That amount (net of related expenses) is reflected in our net wellhead gas price, as discussed above.

TAX CREDITS. Through the end of the first quarter of 2001 we reflected the net proceeds of our monetization of Section 29 tax credits in "other gas revenues." Effective April 1, 2001, we terminated the Section 29 transaction because we expect to be able to use the credits ourselves. The net financial effect of that transaction will be to show no amounts in "other gas revenues," and to reflect the incremental use of the actual tax credits as a reduction to our effective tax rate. See "Taxes", below.

TRADING AND TRANSPORTATION. Net income from trading and transportation before taxes is expected to be approximately $2.3 million in the second, third and fourth quarters of 2001, or approximately $10.1 million for full year 2001 and approximately $14.0 million in 2002.

GAS PROCESSING. Income from our interest in the Wattenberg gas processing plant is expected to be approximately $0.4 million in the second, third and fourth quarters of 2001, or approximately $1.2 million for full year 2001, and $2.6 million in 2002.

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                                    EXPENSES

PRODUCTION TAXES. Production taxes are expected to be approximately 7.9% of oil and gas revenue, including the effects of hedging, for all of calendar year 2001. In 2002 the rate should be 6.3%, reflecting the reduction in the percent of our volumes that are hedged and a lower tax rate on our Colorado properties. In addition to the factors discussed above, actual production taxes may vary from our estimates as the result of varying production volumes, commodity prices and tax rates.

LEASE OPERATING EXPENSE (LOE). Our LOE is expected to be approximately $0.32, $0.30 and $0.28 per Mcfe in the second, third and fourth quarters of 2001, and approximately $0.27 per Mcfe for calendar year 2002. Actual LOE may vary from our estimates as the result of varying levels of productivity in new and existing wells or as a result of changes in the cost of goods or services.

DEPRECIATION, DEPLETION, AND AMORTIZATION (DD&A). The mid-range DD&A estimate is $0.72 per Mcfe for calendar year 2001 and $0.76 per Mcfe for 2002. DD&A is calculated based on a number of different factors, including booked proved reserves, production and certain capitalized costs.

GENERAL AND ADMINISTRATIVE EXPENSE (G&A). For the balance of 2001 we anticipate that G&A will be approximately $0.11 per Mcfe, with the 2002 value expected to be $0.10 per Mcfe. G&A can also change as a result of changes in the cost of goods and services.

GATHERING AND TRANSMISSION EXPENSES. Third party gathering and transmission expenses for the second, third and fourth quarters of 2001 should be approximately $1.1 million. Such expenses should total approximately $4.5 million in 2002. Many of the expenses associated with gathering and transmission are relatively fixed. This estimate of costs reflects our expectation of incremental throughput through the year and into 2002. Expenses could be lower if incremental throughput is not achieved.

EXPLORATORY AND ABANDONMENT EXPENSE. Exploratory and abandonment expense is a value that can fluctuate materially quarter to quarter depending on the timing of exploratory expenditures, the abandonment of leases, and the recognition of productive wells or dry holes. Thus, actual results could vary substantially from the numbers set forth here as reasonable forecasts. For calendar year 2001, an assumed range of $24 to $28 million is appropriate. For 2002 a range of $29 to $34 million is reasonable. For modeling purposes it is appropriate to assume that the expenses are made in equal amounts across all four quarters, although it is highly unlikely that actual results will be consistent from quarter to quarter.

GEOLOGICAL AND GEOPHYSICAL COSTS (G&G). G&G costs are largely discretionary, and typically are a function of how much pre-drilling exploratory work is undertaken. We expect approximate G&G expenditures to range between $16 and $20 million in calendar 2001, declining to $8 to $10 million in 2002. For modeling purposes, it is appropriate to assume that the expenditures are spread equally across the four quarters of each year, although such expenditures are typically less

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consistent than that. G&G costs can change materially from the current forecast as our exploration plans and strategies change throughout the year.

INTEREST COSTS. Income statement interest costs should be approximately $10.3 million in the second and third quarters of 2001, declining to approximately $9.6 million in the fourth quarter. In addition, we expect to record capitalized interest of $1.5 million for each of these periods. For calendar year 2002, aggregate interest charges should be approximately $33.3 million, with additional full year capitalized interest of $6.0 million. The lower interest costs in subsequent periods result largely from our anticipated continuing debt reduction.

LEASE COSTS. At the end of 2000, we entered into an operating lease for certain gas gathering, compression and processing assets. The effective date of this lease is expected to be April 30, 2001. Therefore no lease expenses were recognized in the first quarter of 2001. Aggregate lease expenses for the balance of 2001 will be approximately $1.6 million spread equally across the remaining three quarters. Aggregate lease expenses attributable to the gathering system for 2002 are expected to be approximately $6.6 million.

                                      TAXES

         During 2001 we expect to record income tax liability at a rate of approximately 37%, of which approximately 30% will be current. During 2002, we expect to record income tax liability of 37%, of which approximately 55% will be current. This rate assumption reflects our use of Section 29 tax credits.

                               SHARES OUTSTANDING

         For calendar year 2001 and 2002, HS expects to have 19.0 million shares outstanding, assuming dilution.

                              CAPITAL EXPENDITURES

         We expect our base level capital expenditures to total approximately $40 to $42 million in each of the second, third and fourth quarters of 2001, and approximately $225 million for calendar year 2002. The remainder of calendar year 2001 and the full year 2002 amount could vary materially depending on the results of initial exploration, the scope and timing of other exploratory projects and then-existing commodity pricing levels in both the spot and futures markets. With respect to all of the above periods, we anticipate that approximately 65% of total capital will be spent in the D-J Basin, 30% in the Gulf Coast and the remainder in other areas. In addition, approximately 70-80% of these expenditures will be for drilling (exploration and development) with the remaining 20-30% spent on land, and other seismic activities.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     HS RESOURCES, INC.


                                                     By: /s/ JAMES M. PICCONE
                                                        ------------------------
                                                        James M. Piccone
                                                        Vice President



Dated:  April 25, 2001.





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